EXHIBIT 32.2


                CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Annual Report of VillageEDOCS (the "Company") on Form 10-KSB/A for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                    Date: September 7, 2006     /s/ Michael A. Richard
                          -----------------     ------------------------------
                                                Chief Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO VILLAGEEDOCS AND WILL BE RETAINED BY VILLAGEEDOCS AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.